SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): August 24, 2006

CONNECTED MEDIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18689	06-1238435
(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2230

Miami. FL 33130

(Address of Principal Executive Offices)(Zip Code)

(786) 425-0028

(Registrant’s Telephone Number, Including Area Code)

 950 South Pine Island Road

Suite A150-1094

Plantation, Florida 33324

(Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2006, we entered into a Consulting Services Agreement (the "Agreement") with Avondale Capital Partners, II, Inc. ("Avondale"). Pursuant to the Agreement, Avondale shall provide advisory or consultation services to inform the brokerage community, our shareholders and the general public concerning financial public relations and promotional matters relating to our business. In exchange for such services, we have agreed to issue and register up to 100,000,000 shares of common stock to be distributed as follows provided that the Agreement is still in effect on the relevant payment date: (1) upon the effectiveness of the registration statement, an amount of shares equal to the lesser of (a) an amount of our common stock equal to $175,000 based on the average closing share price for the ten day period immediately preceding the effective date of the registration statement, or (b) 33,000,000 shares of common stock; (2) on the ninetieth day after the effective date, an amount of shares equal to the lesser of (a) an amount of our common stock equal to $175,000 based on the average closing share price for the ten day period immediately preceding the second payment date, or (b) 33,000,000 shares of common stock; and (3) on the one hundred eightieth day after the effective date, an amount of shares equal to the lesser of (a) an amount of our common stock equal to $150,000 based on the average closing share price for the ten day period immediately preceding the third payment date, or (b) 34,000,000 shares of common stock.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

10.1	Consulting Services Agreement with Avondale Capital Partners II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTED MEDIA TECHNOLOGIES, INC.

By: /s/ JEFFREY W. SASS
Jeffrey W. Sass
Chief Executive Officer

Dated: August 29, 2006